FIRST AMENDMENT TO
NEURAXIS, INC.
2022 OMNIBUS SECURITIES AND INCENTIVE PLAN

THIS FIRST AMENDMENT TO NEURAXIS, INC. 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN (this "**Amendment**") is executed effective the 19th day of January, 2023 (the "**Effective Date**") by and among NEURAXIS, INC., a Delaware corporation (the "**Company**") and all members of the Board of Directors of the Company (collectively, the "**Board**", and each member of the Board a "**Director**").

BACKGROUND

A. The Company is a party to that certain NEURAXIS, INC. 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN (the "**Plan**") (capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Plan).

B. The undersigned Directors constitute all of the Directors of the Company, and, pursuant to Article XV of the Plan, are entitled to amend the Plan.

C. The Company and the Directors now desire to amend the Plan to decrease the aggregate number of shares of Common Stock that may be issued under the Plan from 600,000 shares of Common Stock to 300,000 shares of Common Stock to reflect the reverse stock split at a ratio of 1-for-2 of the Company's issued and outstanding Common Stock that occurred effective as of January 12, 2023.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Directors and the Company hereby amend the Plan as follows:

1. Section 5.1 of the Plan is hereby amended to decrease the aggregate number of shares of Common Stock (including shares of Common Stock underlying Options designated as Incentive Stock Options) that may be issued under the Plan from six hundred thousand (600,000) shares of Common Stock to three hundred thousand (300,000) shares of Common Stock.

2. In all other respects, the Plan shall remain unchanged.

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IN WITNESS WHEREOF, the Company's undersigned duly authorized officer and the Directors have each signed this First Amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan.

"Company"

NEURAXIS, INC.

By:

/s/ Brian Carrico

Name: Brian Carrico
Title: Chief Executive Officer
Date:

"Directors"

Christopher Robin Brown
Date:
Signature:

/s/ Christopher Robin Brown

Gary Peterson
Date:
Signature:

/s/ Gary Peterson

Brian Carrico
Date:
Signature:

/s/ Brian Carrico

Tom Carrico
Date:
Signature:

/s/ Tom Carrico

Dan Clarence
Date:
Signature:

/s/ Dan Clarence

Adrian Miranda
Date:
Signature:

/s/ Adrian Miranda